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                                                                   EXHIBIT 10.59

                    EIGHTH AMENDMENT TO EMPLOYMENT AGREEMENT
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         THIS EIGHTH AMENDMENT TO EMPLOYMENT AGREEMENT, is made and entered into as of the 19th day of November, 2001, by and between MIKOHN GAMING CORPORATION ("MIKOHN") and DAVID J. THOMPSON ("Employee").

                              W I T N E S S E T H:

         WHEREAS, MIKOHN and Employee deem it to be in their respective best interests to amend that certain Employment Agreement, as amended, entered into as of October 17, 1988, between MIKOHN and Employee (the "Agreement").

         NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, it is hereby agreed as follows:

         1. Section 4 of the Agreement shall be deleted in its entirety and replaced with the following:

                  4.     Term.  This  Agreement  shall commence on the effective
                         ----
         date and shall expire on December 31, 2006.

         2.       The schedule set forth in Section 5 shall be amended to show:

                           Calendar Year  Base Salary
                           -------------  -----------

                           2002           $435,000
                           2003           $455,000
                           2004           $475,000
                           2005           $495,000
                           2006           $515,000

         3. The last sentence of Section 11 shall be deleted and replaced with the following:

         Upon the termination of this Agreement by MIKOHN without good cause, MIKOHN shall pay to Employee the sum of $1,000,000 plus the greater of [1] a sum equal to Employee's Base Salary for the most recent calendar year or [2] a sum equal to the Base Salary payable to Employee over the remaining term of this Agreement. Any sum payable under this Section shall be paid in full upon the effective date of the termination of the employment relationship between MIKOHN and Employee. Upon the expiration of this Agreement without renewal by MIKOHN, MIKOHN shall pay to Employee a sum equal to Employee's Base Salary for the most recent calendar year. Said sum shall be paid in full upon the effective date of the termination of the employment relationship between MIKOHN and Employee.
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         IN WITNESS WHEREOF, the parties hereto have read, understood, and voluntarily executed this Eighth Amendment to Employment Agreement as of the day and year first above written.

EMPLOYEE                                         MIKOHN GAMING CORPORATION

/s/ David J. Thompson                            By: /s/ Charles H. McCrea
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DAVID J. THOMPSON
                                                 Title: Secretary
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Date:________________________                    Date:_____________________